UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TIDEWATER INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49329-P12136 TIDEWATER INC. 2024 Annual Meeting Vote by June 5, 2024 11:59 PM ET. You invested in TIDEWATER INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2024. Vote Virtually at the Meeting* June 6, 2024 8:00 a.m., Central Time Virtually at: www.virtualshareholdermeeting.com/TDW2024 Get informed before you vote View the Notice and Proxy Statement and the Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. TIDEWATER INC. 842 WEST SAM HOUSTON PARKWAY NORTH SUITE 400 HOUSTON, TX 77024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V49330-P12136 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors - To elect eight (8) directors each for a one-year term: Nominees: 1a. Darron M. Anderson For 1b. Melissa Cougle For 1c. Dick H. Fagerstal For 1d. Quintin V. Kneen For 1e. Louis A. Raspino For 1f. Robert E. Robotti For 1g. Kenneth H. Traub For 1h. Lois K. Zabrocky For 2. Say on Pay Vote - An advisory vote to approve executive compensation as disclosed in the proxy statement. For 3. Say on Pay Frequency Vote - An advisory vote to approve the frequency of future Say on Pay advisory votes. 1 Year 4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.